UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2008

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 25, 2008, Cole Credit Property Trust II, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) with regard to discontinued operations.  This Report on Form 8-K/A is being filed to amend and correct the date of the Consent of Independent Registered Public Accounting Firm. In all other respects, the Initial Report remains unchanged.

Item 8.01	Other Events.

In accordance with the United States Securities and Exchange Commission’s (the “SEC”) requirement for transitional disclosure, Cole Credit Property Trust II, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to re-issue in an updated format the presentation of its historical financial statements for the year ended December 31, 2006, in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

During the nine-month period ended September 30, 2007, the Company reclassified as held-for-sale a certain property. In accordance with SFAS No. 144, the Company reported revenues and expenses on the operating property held for sale as discontinued operations for the three-month and nine-month periods ended September 30, 2007 in its quarterly report on Form 10-Q filed on November 14, 2007 for the period ended September 30, 2007.

This current report on Form 8-K/A updates Item 15(a)(1) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 to reflect the revenues and expenses of the property reclassified as held-for-sale during the nine-month period ended September 30, 2007 as discontinued operations for all periods presented. Except as described above, the information in this Current Report on Form 8-K/A does not include any adjustments or updates to any information presented in the Company’s consolidated financial statements or elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. This reclassification has no effect on the Company’s previously reported financial position, cash flow, net income or net income per common share.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2008	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements